Exhibit 3.131

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “HURRICANE HEALTHCARE PARTNER, LLC”, FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF SEPTEMBER, A.D. 2009, AT 8:44 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
4732636 8100	AUTHENTICATION: 7536696

090868644	DATE: 09-21-09

You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:19 PM 09/18/2009
FILED 08:44 PM 09/18/2009
SRV 090868644 - 4732636 FILE

Certificate of Formation
of
Hurricane Healthcare Partner, LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware, particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the Delaware Limited Liability Company Act (the “Act”), hereby certifies that:

FIRST:                                     The name of the limited liability company is Hurricane Healthcare Partner, LLC (the “Company”).

SECOND:                      The address of the registered office and the name and address of the registered agent of the Company required to be maintained by Section 18-104 of the Act is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of September 18, 2009.

By:	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp
Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “HURRICANE HEALTHCARE PARTNER, LLC”, CHANGING ITS NAME FROM “HURRICANE HEALTHCARE PARTNER, LLC” TO “DLP LEASING, LLC”, FILED IN THIS OFFICE ON THE TWELFTH DAY OF JULY, A.D. 2011, AT 4:35 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
4732636 8100	AUTHENTICATION: 8898239

110813952	DATE: 07-13-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:41 PM 07/12/2011
FILED 04:35 PM 07/12/2011
SRV 110813952 - 4732636 FILE

Certificate of Amendment
to
Certificate of Formation
of
Hurricane Healthcare Partner, LLC

The undersigned, an authorized natural person, for the purpose of amending the Certificate of Formation for a limited liability company, under the provisions and subject to the requirements of the State of Delaware, particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the Delaware Limited Liability Company Act (the “Act”), hereby certifies that:

1.         The name of the limited liability company (hereinafter called the “limited liability company”) is Hurricane Healthcare Partner, LLC.

2.         The certificate of formation of the limited liability company is hereby amended by deleting the First Article thereof and by substituting in lieu of said Article the following new Article:

FIRST:             The name of the limited liability company is DLP Leasing, LLC (the “Company”).

Executed on June 28, 2011.

/s/ Paul D. Gilbert
Paul D. Gilbert, Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “DLP LEASING, LLC”, CHANGING ITS NAME FROM “DLP LEASING, LLC” TO “HSC MANAGER, LLC”, FILED IN THIS OFFICE ON THE ELEVENTH DAY OF JULY, A.D. 2013, AT 12:45 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
4732636 8100	AUTHENTICATION: 0578424

130867747	DATE: 07-11-13

You may verify this certificate online at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:49 PM 07/11/2013
FILED 12:45 PM 07/11/2013
SRV 130867747 - 4732636 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT

1.                                 Name of Limited Liability Company: DLP Leasing, LLC

2.                                 The Certificate of Formation of the limited liability company is hereby amended as follows:

Article 1 of the Amended Certificate of Formation is hereby deleted in its entirety and replaced with the following:

1. The name of the limited liability company (hereinafter called the “limited liability company” is HSC Manager, LLC

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 11 day of July, A.D. 2013.

By:	/s/ Christy S. Green
Authorized Person(s)

Name:	Christy S. Green
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